UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2013

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2013, the Compensation Committee of the Board of Directors of Graham Corporation (the “Company”) approved a 3% increases to the base salaries of Graham’s named executive officers set forth below:

Named Executive Officer	Current Base Salary	New Base Salary
James R. Lines,	$340,000	$350,200
President and Chief Executive Officer
Jeff Glajch,	$240,000	$247,200
Vice President – Finance & Administration and Chief Financial Officer
Alan Smith,	$205,000	$211,150
Vice President of Operations
Jennifer Condame,	$150,000	$154,500
Controller and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: March 22, 2013	By:	/s/ Jeff Glajch
Jeff Glajch
Vice President – Finance & Administration and
Chief Financial Officer

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